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                                                                    EXHIBIT 23.1


               CONSENT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

We consent to the use of our report dated August 26, 2000, with respect to the financial statements of Zimba, included in this current report on Form 8-K.


                                             /s/ Ernst & Young LLP

Palo Alto, California
November 3, 2000